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                                   MONTHLY CERTIFICATEHOLDERS STATEMENT
                                       NATIONSBANK OF DELAWARE, N/A
                                   NATIONSBANK CREDIT CARD MASTER TRUST
                                              SERIES 1993-2
                                              -------------

     Pursuant  to  the  Master  Pooling  and  Servicing  Agreement,  dated  as  of  December 1, 1993
     (as  amended  or  supplemented,  the "Pooling and Servicing Agreement"), as supplemented by the
     Series  1993-2  Supplement,  dated  as of December 1, 1993 (the "Supplement" and, together with the  Pooling  and  Servicing Agreement, the "Agreement"), each between NationsBank of Delaware,
     N.A.  as  Transferor  and  Servicer,  and  The  Bank  of  New York, as Trustee, the Servicer is
     required  to  prepare  certain  information  each  month  regarding  distributions  to
     Certificateholders  and  the  performance  of  the  Trust.  The information with respect to the applicable  Distribution  Date  and  Due  Period  is  set  forth  below.


         Due Period                                                                Sep-2002
         Determination Date                                                             07-Oct-2002
         Transfer Date                                                                  11-Oct-2002
         Distribution Date                                                              15-Oct-2002
         Amortization Period?                                                      No
         Class A Accumulation Period?                                              No
         Class B Accumulation Period?                                              No
         Early Amortization Period?                                                No


A        Receivables for Due Period

A(1)     Beginning Principal Receivables                                           2,301,115,449.06
         Beginning Finance Charge Receivables (excluding Interchange)                 15,340,957.81
         Beginning Discount Receivables                                                        0.00
                                                                                   -----------------
         Beginning Receivables                                                     2,316,456,406.87

A(2)     Removed Principal Receivables                                                         0.00
         Removed Finance Charge Receivables (excluding Interchange)                            0.00
         Removed Receivables                                                                   0.00

A(3)     Principal Receivables with respect to Additional Accounts                             0.00
         Finance Charge Receivables with respect to Additional Accounts
         (excluding Interchange)                                                               0.00
                                                                                   -----------------
         Receivables with respect to Additional Accounts                                       0.00

A(4)     Principal Receivables billed                                                451,437,893.78
         Finance Charge Receivables billed (excluding Interchange)                    27,504,539.85
         Receivables billed                                                          478,942,433.63

A(5)     Discount Receivables Generated                                                        0.00

A(6)     Collections of Principal Receivables                                        484,369,667.40
         Collections of Finance Charge Receivables (excluding Interchange)            26,947,789.60
         Total Collections                                                           511,317,457.00

A(7)     Default Amount                                                                9,726,859.85

A(8)     Ending Principal Receivables                                              2,258,456,815.59
         Ending Finance Charge Receivables (excluding Interchange)                    15,897,708.06
         Ending Discount Receivables                                                           0.00
                                                                                   -----------------
         Ending Receivables                                                        2,274,354,523.65

A(9)     Beginning Aggregate Invested Amount                                       1,422,915,000.00
         Beginning Aggregate Invested Percentage                                              61.84%

A(10)    Beginning Transferor Amount                                                 878,200,449.06
         Net Change in Transferor Amount                                             (42,658,633.47)
         Ending Transferor Amount                                                              0.00
         Beginning Transferor Interest Percentage                                              0.00%

A(11)    Collections of Finance Charge Receivables allocable to Interchange            7,345,448.64

         Exhibit 99 A and B

B        Delinquencies and Losses for Due Period

B(1)     Delinquent Accounts
         30-59 Days Delinquent                                                                6,071
         60-89 Days Delinquent                                                                3,720
         90-119 Days Delinquent                                                               2,763
         120 + Days Delinquent                                                                3,779

B(2)     Defaulted Accounts                                                                       0

B(3)     Delinquent Receivables
         30-59 Days Delinquent                                                        26,104,801.88
         60-89 Days Delinquent                                                        17,068,430.27
         90-119 Days Delinquent                                                       13,047,480.82
         120 + Days Delinquent                                                        20,194,534.88

B(4)     Default Amount                                                                6,967,166.58

C        Base Rate and Portfolio Yield

C(1)     Base Rate (Current Due Period)                                                        8.02%
         Base Rate (Prior Due Period)                                                          8.02%
         Base Rate (Two Due Periods Ago)                                                       8.02%
         Three Month Average Base Rate                                                         8.02%

C(2)     Portfolio Yield (Current Due Period)                                                 14.25%
         Portfolio Yield (Prior Due Period)                                                   14.35%
         Portfolio Yield (Two Due Periods Ago)                                                14.28%
         Three Month Average Portfolio Yield                                                  14.30%

D        Series 1993-2 Invested Amount

D(1)     Class A Initial Invested Amount                                             500,000,000.00
         Class B Initial Invested Amount                                              31,915,000.00
                                                                                   -----------------
         Initial Invested Amount                                                     531,915,000.00

D(2)     Class A Invested Amount as of the beginning of the Due Period               500,000,000.00
         Class B Invested Amount as of the beginning of the Due Period                31,915,000.00
                                                                                   -----------------
         Invested Amount as of the beginning of the Due Period                       531,915,000.00

D(3)     Class A Invested Amount at the end of revolving period                    N/A
         Class B Invested Amount at the end of revolving period                    N/A
         Invested Amount at the end of revolving period                            N/A

D(4)     Principal Funding Account Balance as of end of day on preceding
         Distribution Date                                                                     0.00
         Deposits to Principal Funding Account                                                 0.00
         Principal Funding Investment Proceeds                                                 0.00
         Withdrawals from Principal Funding Account                                            0.00
         Allocation of Principal Funding Investment Proceeds                                   0.00
                                                                                   -----------------
         Principal Funding Account Balance as of end of day on current                         0.00
         Distribution Date

D(5)     Class A Adjusted Invested Amount as of the beginning of the Due Period      500,000,000.00
         Class B Adjusted Invested Amount as of the beginning of the Due Period       31,915,000.00
                                                                                   -----------------
         Adjusted Invested Amount as of the beginning of the Due Period              531,915,000.00

D(6)     Enhancement Initial Invested Amount                                                   0.00
         Enhancement Invested Amount                                                           0.00

D(7)     Floating Allocation Percentage                                                       23.12%

D(8)     Principal Allocation Percentage                                                      23.12%

         Exhibit 99 A and B

E        Servicing Fee Calculation

E(1)     Servicing Base Amount                                                       531,915,000.00

E(2)     Servicer Interchange                                                            332,446.88
         Class A Servicing Fee                                                           520,833.44
         Class B Servicing Fee                                                            33,244.69
                                                                                   -----------------
         Subtotal                                                                        886,525.01
         Investor Monthly Servicing Fee                                                  886,525.01
                                                                                   -----------------
         Shortfall of Servicer Interchange                                                     0.00

E(3)     Investor Default Amount                                                       1,610,808.91
E(4)     Monthly Cash Collateral Fee                                                       8,532.87

F        Reserve Account

F(1)     Reserve Account Balance as of end of day on preceding Distribution Date               0.00
         Deposits to Reserve Account                                                           0.00
         Interest earnings on Reserve Account                                                  0.00
         Withdrawals from Reserve Account                                                      0.00
                                                                                   -----------------
         Reserve Account Balance as of end of day on current Distribution Date                 0.00

F(2)     Required Reserve Account Amount                                                       0.00
F(3)     Available Reserve Account Amount                                                      0.00
F(4)     Reserve Draw Amount                                                                   0.00
F(5)     Reserve Account Surplus                                                               0.00
F(6)     Covered Amount                                                            N/A

G        Cash Collateral Account

G(1)     Initial Shared Collateral Amount                                             26,595,833.00
         Initial Class B Collateral Amount                                             5,319,167.00
                                                                                   -----------------
         Initial Cash Collateral Amount                                               31,915,000.00

G(2)     Cash Collateral Account balance as of end of day on preceding
         Distribution Date                                                            31,915,000.00
         Deposits to Cash Collateral Account                                                   0.00
         Withdrawals from Cash Collateral Account                                              0.00
                                                                                   -----------------
         Cash Collateral Account balance as of end of day on current                  31,915,000.00
         Distribution Date

G(3)     Cash Collateral Account Surplus                                                       0.00

G(4)     Available Shared Collateral Amount                                           26,595,833.00
         Available Cash Collateral Amount                                             31,915,000.00

G(5)     Required Draw Amount                                                                  0.00
         Interest Draw Amount                                                                  0.00
         Servicing Draw Amount                                                                 0.00
         Default Draw Amount                                                                   0.00
         Reimbursement Draw Amount/Special Draw Amount/Class
         A&B Principal Draw Amount                                                             0.00
                                                                                   -----------------
                                                                                               0.00

         Exhibit 99 A and B

H        Class A Available Funds

H(1)     Class A Floating Percentage                                                          94.00%

H(2)     Principal Funding Investment Proceeds (if applicable to Class A)                      0.00
         Class A Finance Charge Collections (excluding Interchange)                    5,856,509.22
         Class A allocation of Servicer Interchange                                    1,596,371.67
         Reserve Draw Amount (if applicable to Class A)                                        0.00
                                                                                   -----------------
         Class A Available Funds                                                       7,452,880.89

H(3)     Class A Monthly Interest                                                      2,500,000.00
                                                                                   -----------------
         Class A Interest Shortfall                                                            0.00

H(4)     Class A Additional Interest                                                           0.00
         Class A Servicing Fee                                                           520,833.44
         Class A allocation of Servicer Interchange                                      312,500.07
         Class A Investor Default Amount                                               1,514,160.38

H(5)     Distribution of Class A Available Funds
         Class A Monthly Interest plus amounts previously due
         but not distributed                                                           2,500,000.00
         Class A Additional Interest plus amounts
         previously due but not distributed                                                    0.00
         Class A Servicing Fee plus amounts previously due
         but not distributed                                                             520,833.44
         Class A allocation of Servicer Interchange                                      312,500.07
         Class A Investor Default Amount                                               1,514,160.38
                                                                                   -----------------
         Total Class A Excess Spread                                                   2,605,387.00

H(6)     Required Amount                                                                       0.00

I        Class B Available Funds

I(1)     Class B Floating Percentage                                                           6.00%

I(2)     Principal Funding Investment Proceeds (if applicable to Class B)                      0.00
         Class B Finance Charge Collections (excluding Interchange)                      373,819.74
         Class B allocation of Servicer Interchange                                      101,896.06
         Reserve Draw Amount (if applicable to Class B)                                        0.00
         Class B Available Funds                                                         475,715.80

I(3)     Class B Monthly Interest                                                        166,223.96
                                                                                   -----------------
         Class B Interest Shortfall                                                            0.00

I(4)     Class B Additional Interest                                                           0.00
         Class B Servicing Fee                                                            33,244.69
         Class B allocation of Servicer Interchange                                       19,946.81

I(5)     Distribution of Class B Available Funds
         Class B Monthly Interest plus amounts previously due
         but not distributed                                                             166,223.96
         Class B Additional Interest plus amounts
         previously due but not distributed                                                    0.00
         Class B Servicing Fee plus amounts previously due
         but not distributed                                                              33,244.69
         Class B allocation of Servicer Interchange                                       19,946.81
         Total Class B Excess Spread                                                     256,300.34

I(6)     Class B Investor Default Amount                                                  96,648.53


         Exhibit 99 A and B

J        Excess Spread and Excess Finance Charge Collections

J(1)     Total Excess Spread                                                           2,861,687.34
         Excess Finance Charge Collections allocated from other series                         0.00
                                                                                   -----------------
                                                                                       2,861,687.34

J(2)     Applied to Required Amount                                                            0.00
         Applied to Class A Investor Charge Offs                                               0.00
         Applied to Class B Monthly Interest & Additional Interest                             0.00
         Applied to Class B Servicing Fee                                                      0.00
         Applied to Class B Investor Default Amount                                       96,648.53
         Applied to Class B Invested Amount reductions                                         0.00
         Applied to Enhancement Invested Amount reductions                                     0.00
         Applied to Cash Collateral Account                                                    0.00
         Applied to Monthly Cash Collateral Fee                                            8,532.87
         Applied to Reserve Account                                                            0.00
         Applied to Cash Collateral Depositor                                                  0.00
                                                                                   -----------------
         Total Excess Finance Charge Collections                                       2,756,505.94

J(3)     Finance Charge Shortfall                                                              0.00

J(4)     Portion of Shared Collateral Amount applied to Required Amount                        0.00
         Portion of Reallocated Principal Collections applied to Required Amount               0.00

K        Principal Collections

K(1)     Available Principal Collections                                             111,986,267.10
         Excess Principal Collections with respect to other Series                             0.00
         Subtotal                                                                    111,986,267.10

K(2)     Class A Principal Percentage                                                         94.00%
         Class A Monthly Principal                                                             0.00

K(3)     Class B Principal Percentage                                                          6.00%
         Class B Monthly Principal                                                             0.00

K(4)     Allocation of Principal Collections
         Deposit to Principal Funding Account                                                  0.00
         Distribution to Cash Collateral Depositor                                             0.00
         Excess Principal Collections                                                111,986,267.10
         Principal Shortfall                                                                   0.00

K(5)     Reallocated Principal Collections pursuant to Section 4.9(a)                          0.00

K(6)     Amount by which Class B Invested Amount was reduced pursuant to 4.7(a)                0.00

L        Accumulation Period

L(1)     Controlled Accumulation Amount (Class A)                                  N/A
         Deficit Controlled Accumulation Amount (Class A)                          N/A
         Controlled Deposit Amount (Class A)                                                   0.00

L(2)     Controlled Accumulation Amount (Class B)                                  N/A
         Deficit Controlled Accumulation Amount (Class B)                          N/A
                                                                                   -----------------
         Controlled Deposit Amount (Class B)                                                   0.00


         Exhibit 99 A and B

M        Investor Charge Offs

M(1)     Class A Investor Charge Offs                                                          0.00
         Class B Investor Charge Offs                                                          0.00

M(2)     The amount of reimbursed Class A Investor Charge Offs                                 0.00
         The amount of reimbursed Class B Investor Charge Offs                                 0.00

M(3)     The amount, if any, by which the outstanding principal balance of the
         Certificates exceeds the
         Invested Amount after giving effect to all transactions on the
         Distribution Date
         Class A                                                                               0.00
         Class B                                                                               0.00

N        Distributions to Class A Certificateholders
         (per $1,000 original principal amount)

N(1)     Total distribution to Class A Certificateholders                                      5.00
         Amount with respect to interest                                                       5.00
         Amount with respect to principal                                                      0.00
N(2)     Class A Investor Charge Offs                                                          0.00
N(3)     The amount of reimbursed Class A Investor Charge Offs                                 0.00

O        Distributions to Class B Certificateholders
         (per $1,000 original principal amount)

O(1)     Total distribution to Class B Certificateholders                                      5.21
         Amount with respect to interest                                                       5.21
         Amount with respect to principal                                                      0.00
O(2)     Class B Investor Charge Offs                                                          0.00
O(3)     The amount of reimbursed Class B Investor Charge Offs                                 0.00


     NATIONSBANK  OF  DELAWARE,  N.A.
     as  Servicer



BY:     \s\  R.  Brian  Rozelle
        -----------------------
Name:     R.  Brian  Rozelle
Title:     Assistant  Vice  President






                                            Exhibit 99 A and B
                                              Page 10 of 17
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